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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) RESEARCH
               INTERNATIONAL FUND
               ANNUAL REPORT o AUGUST 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 31 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 29
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

The effects on the financial markets:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

How MFS is responding:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom- up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed- income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli
     David A. Antonelli

For the 12 months ended August 31, 2001, Class A shares of the fund provided a total return of -21.76%, Class B shares -22.27%, Class C shares -22.27%, and Class I shares -21.49%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a return of -24.08% over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -26.88%.

Q. WHAT'S YOUR VIEW OF THE CURRENT MARKET ENVIRONMENT? ARE YOU BRACING FOR MORE ROUGH TIMES?

A. When one looks at the portfolio at the end of the period, it's clear that the majority was invested essentially in Europe and roughly 20% was in Japan and Asia. In Europe, there was a period of time earlier in the year when the United States' economy was slowing and Europe's was holding up well. But what we have increasingly seen over the period has been a general slowdown across Europe. This slowdown has been putting downward pressure on corporate profits and the profit growth that has been a key driver in the market over the last few years. This slowdown has had a negative effect on most of the major sectors, with the most obvious ones being technology and telecommunications, where we have seen decreased corporate spending, but the impact has also been felt in the cyclical industries. While we have seen a retrenchment in the market in terms of stock prices and we feel that more volatility is likely, we believe there are now more opportunities in companies with much more attractive valuations than there were a year ago.

Q. HOW SUCCESSFUL HAVE THE EUROPEAN CENTRAL BANK'S (ECB) RATE CUTS BEEN IN REVERSING THIS DOWNWARD TREND IN EUROPEAN EQUITY PRICES?

A. So far, unlike the U.S. Federal Reserve Board, Europe has been pretty slow to act, and the criticism has been that they have not acted fast enough to really stimulate growth. The problem Europe has had is that there has been one monetary policy trying to control a number of different economies. Some, like Germany, have been growing very slowly, while others like Ireland have been growing at 5% to 7% per year. These different growth rates make it very hard to have one coordinated policy for all European economies. We think this coordination problem, along with the fact that the ECB has been obsessed with controlling inflation, has been perhaps the central reason that rate cuts have not been as successful, as frequent, or as deep as many hoped.

Q.  WHAT HELPED THE FUND TO OUTPERFORM ITS BENCHMARK?

A. Looking closely at the portfolio we see that most of our outperformance of the MSCI EAFE Index came not from the stocks we did own but from those we avoided. For example, in technology we were significantly underweighted in the European telecommunication equipment companies, such as Nokia, Ericcson, Marconi, and Alcatel. These are all relatively big index constituents, which performed very poorly over the period. Fortunately, we owned very small positions in some of these stocks, or held none at all. In the first six months of the year, we invested in Asian semiconductor companies, and those stocks aided performance during that time. We then sold off most of these positions and avoided the downdraft the group experienced in the final few months of the period. In terms of telecommunication stocks, we had an almost zero weighting in the fixed-line incumbents such as France Telecom, Deutche Telecom, and NTT in Japan. The benefit from not owning those big telecom providers more than offset the negative impact from owning some of the cellular companies such as Vodafone, which was quite a large position with disappointing performance.

Q. DESPITE PERSISTENT WEAKNESS IN JAPAN'S EQUITY MARKET AND ECONOMY, YOU'VE MAINTAINED FAIRLY SIGNIFICANT EXPOSURE TO JAPANESE STOCKS. WHY IS THAT?

A. At the beginning of the period the fund's overall investment in Japan was about 26%; at the end of the period, it was about 17%. This decline was mostly due to our decreased investment in Japanese banking and semiconductor industries. We are now underweighted in Japan versus our benchmark, however, we still like individual names such as Fast Retailing, which we think may be more immune to negative trends in the Japanese economy. Also, we have maintained quite a significant exposure in the consumer electronics area; the biggest name there being Canon. Canon's earnings have remained strong, and its stock price has held up extremely well. The Japanese auto stocks have been another bright spot in the Japanese market, and our large position in Honda has allowed us to participate positively in this strong sector.

Q.  WHAT TYPES OF DEFENSIVE-ORIENTED INVESTMENTS DID YOU PURSUE?

A. A significant reason that we have outperformed the MSCI EAFE in 2001 is because we were indeed quite defensive over the period. One defensive strategy that has helped the fund relative to its benchmark has been our increased investments in the energy sector. We have been overweighted in energy, and have chosen the right stocks, such as the integrated energy companies BP Amoco and Total Fina. In addition we have added more exposure in the oil services sector. One of these companies, Technip, has added positively to the fund's performance during the period.

Q.  WHAT SECTORS HURT THE FUND'S PERFORMANCE?

A. If you look over the 12-month period, there was one sector -- media, leisure, and advertising -- that particularly hurt our overall performance. The view that we had was that these were great companies and great businesses that would outperform over time -- which we think still holds true. But what we underestimated was the extent of the economic slowdown, particularly in Europe, and the impact that would have on slowing the whole sector, particularly the negative impact the slowdown would have on earnings. One example is ProSieben, Germany's largest network television advertiser. It has a virtual monopoly with strong market share, but its share price has been hurt badly by the slowdown in Germany. Our heavy weighting in the publishing sector also hurt the fund's performance during the period.

Q.  WHAT'S YOUR STRATEGY FOR THE FUND IN THE MONTHS AHEAD?

A. Collectively, as a team, each analyst is contributing his or her best ideas. Some of those are growth ideas, and some of them are value ideas. More recently we have seen our analysts submit ideas for companies with extremely beaten down stock prices; for example, semiconductor companies in Japan and software and selective telecommunications equipment companies in Europe, many of whose stock prices have been down 70% to 80%. Since the core strategy of the fund is to seek out companies with above-average growth potential, our feeling is that our analysts may begin to get more aggressive in our search for growth stocks. While there is still a lot of uncertainty in the markets, which we believe will temper the aggressiveness of the portfolio, following the sharp drops in equity prices over the past year, we have found more value in a wide range of sectors.

/s/ David A. Antonelli

    David A. Antonelli
    Director of International Equity Research

The committee of MFS international equity research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   FUND FACTS
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  OBJECTIVE:                   SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JANUARY 2, 1997

  CLASS INCEPTION:             CLASS A  JANUARY 2, 1997
                               CLASS B  JANUARY 2, 1998
                               CLASS C  JANUARY 2, 1998
                               CLASS I   JANUARY 2, 1997

  SIZE:                        $379.9 MILLION NET ASSETS AS OF AUGUST 31, 2001

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 2001. Index information is from January 1, 1997.)

                               MFS Research
                              International
                              Fund - Class A      MSCI EAFE Index
                "1/97"           $ 9,425            $10,000
                "8/97"            10,330             10,476
                "8/98"            10,735             10,490
                "8/99"            13,261             13,220
                "8/00"            17,638             14,517
                "8/01"            13,799             11,021

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2001

CLASS A
                                                                     1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                      -21.76%      +28.54%      +46.41%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                  -21.76%      + 8.73%      + 8.52%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                  -26.26%      + 6.60%      + 7.15%
-----------------------------------------------------------------------------------------------------

CLASS B
                                                                     1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                      -22.27%      +26.18%      +43.30%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                  -22.27%      + 8.06%      + 8.03%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                  -25.28%      + 7.20%      + 7.70%
-----------------------------------------------------------------------------------------------------

CLASS C
                                                                     1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                      -22.27%      +26.10%      +43.21%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                  -22.27%      + 8.04%      + 8.01%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                  -23.03%      + 8.04%      + 8.01%
-----------------------------------------------------------------------------------------------------

CLASS I
                                                                     1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                      -21.49%      +30.16%      +48.54%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                  -21.49%      + 9.18%      + 8.86%
-----------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                     1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------
Average international fund+                                         -26.88%      + 2.53%      + 2.73%
-----------------------------------------------------------------------------------------------------
MSCI EAFE Index#                                                    -24.08%      + 1.66%      + 2.11%
-----------------------------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, January 2, 1997, through
    August 31, 2001. Index information is from January 1, 1997.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2001

FIVE LARGEST STOCK SECTORS

                FINANCIAL SERVICES                     18.0%
                UTILITIES & COMMUNICATIONS             14.8%
                HEALTH CARE                            13.7%
                ENERGY                                 11.3%
                TECHNOLOGY                              9.7%

TOP 10 STOCK HOLDINGS

TOTAL FINA ELF S.A.  4.2%                    HONDA MOTOR CO., LTD  2.9%
Oil exploration and production company       Japanese automobile manufacturer

ING GROEP N.V.  3.7%                         VODAFONE GROUP PLC  2.8%
Dutch insurance company                      German telecommunications company

SANOFI-SYNTHELABO S.A.  3.4%                 CANON, INC.  2.8%
French pharmaceutical company                Japanese office equipment and
                                             imaging company
SYNGENTA AG  3.3%
Agricultural products manufacturer           NOVARTIS AG  2.7%
                                             Swiss pharmaceutical company
BP AMOCO PLC, ADR  3.2%
Oil exploration and production company       FAST RETAILING CO.  2.5%
                                             Casual clothing retailer

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2001

Stocks - 94.8%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                      VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 93.9%
  Australia - 0.8%
    NRMA Insurance Group Ltd. (Insurance)                           1,693,440               $  2,918,288
--------------------------------------------------------------------------------------------------------
  Brazil - 0.6%
    Aracruz Celulose S.A. (Forest & Paper Products)                   141,225               $  2,422,009
--------------------------------------------------------------------------------------------------------
  Canada - 3.2%
    BCE, Inc. (Telecommunications)                                    255,440               $  6,340,021
    Manitoba Telecom Services (Telecommunications)                    126,580                  3,459,766
    Manulife Financial Corp. (Insurance)                               79,900                  2,354,252
                                                                                            ------------
                                                                                            $ 12,154,039
--------------------------------------------------------------------------------------------------------
  Denmark - 2.3%
    Danske Bank (Banks & Credit Cos.)                                 511,960               $  8,689,897
--------------------------------------------------------------------------------------------------------
  Finland - 0.7%
    Nokia Corp., ADR (Telecommunications)                             169,300               $  2,664,782
--------------------------------------------------------------------------------------------------------
  France - 13.5%
    ALSTOM (Transportation)                                           137,580               $  3,742,657
    Business Objects S.A. (Computer Software - Systems)*              104,600                  2,585,077
    Generale de Sante (Healthcare)*                                   134,970                  2,436,733
    Groupe Danone (Food & Beverage Products)                           17,470                  2,376,225
    Sanofi-Synthelabo S.A. (Medical & Health Products)                184,670                 12,089,357
    Societe Television Francaise (Entertainment)                      150,553                  4,375,992
    Technip S.A. (Construction)                                        58,460                  8,647,410
    Total Fina Elf S.A., "B" (Oils)                                   101,523                 15,008,070
                                                                                            ------------
                                                                                            $ 51,261,521
--------------------------------------------------------------------------------------------------------
  Germany - 5.7%
    Fresenius AG, Preferred (Medical Supplies)                         22,442               $  2,355,138
    Fresenius Medical Care AG, Preferred (Medical Supplies)           109,450                  6,165,671
    Linde AG (Engineering)                                             70,710                  3,020,900
    ProSieben Media AG, Preferred (Broadcasting)                      246,245                  2,684,859
    SAP AG, ADR (Computer Software - Systems)                          32,470                  4,398,195
    Software AG (Computer Software - Services)                         59,420                  2,961,298
                                                                                            ------------
                                                                                            $ 21,586,061
--------------------------------------------------------------------------------------------------------
  Greece - 0.7%
    Cosmote S.A. (Telecommunications)                                 298,434               $  2,771,227
--------------------------------------------------------------------------------------------------------
  Hong Kong - 0.7%
    CNOOC Ltd. (Oils)*                                              2,467,000               $  2,451,312
--------------------------------------------------------------------------------------------------------
  Ireland - 0.6%
    Bank Of Ireland (Banks & Credit Cos.)*                            233,050               $  2,221,250
--------------------------------------------------------------------------------------------------------
  Italy - 4.0%
    Assicurazioni Generali S.p.A. (Insurance)                         205,660               $  6,512,166
    Banca Intesa S.p.A. (Financial Services)                        2,295,040                  7,652,956
    Banca Nazionale del Lavoro S.p.A. (Banks & Credit Cos.)*          371,390                  1,066,326
                                                                                            ------------
                                                                                            $ 15,231,448
--------------------------------------------------------------------------------------------------------
  Japan - 17.4%
    Asahi Breweries, Ltd. (Beverage Products)                         371,000               $  3,703,437
    Canon, Inc. (Business Machines)                                   334,000                 10,072,614
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                  331,000                  5,345,186
    Daikin Industries Ltd. (Machinery)                                140,000                  2,254,907
    Fast Retailing Co. (Retail)                                        72,700                  9,186,252
    Honda Motor Co., Ltd. (Automotive)                                289,500                 10,462,093
    Murata Manufacturing Co. Ltd. (Electronics)                        61,600                  3,684,273
    NTT DoCoMo, Inc. (Telecommunications)                                 338                  4,157,021
    Secom Co., Ltd. (Business Services)                                86,900                  4,487,381
    Shionogi & Co., Ltd. (Pharmaceuticals)                            119,000                  2,135,203
    Stanley Electric Co., Ltd. (Electronics)                          227,000                  1,646,424
    Tokyo Broadcasting System, Inc. (Broadcasting)                    187,000                  3,623,115
    Tokyo Gas Co. Ltd. (Gas)                                        1,598,000                  5,384,551
                                                                                            ------------
                                                                                            $ 66,142,457
--------------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)*                                               122,150               $  2,015,475
--------------------------------------------------------------------------------------------------------
  Netherlands - 10.6%
    Akzo Nobel N.V. (Chemicals)                                        98,083               $  4,340,058
    Fugro N.V. (Engineering)*                                          47,350                  3,011,556
    Hunter Douglas N.V., ADR (Consumer Goods & Services)*              52,215                  1,349,741
    ING Groep N.V. (Financial Services)                               419,378                 13,245,192
    Jomed N.V. (Medical & Health Products)*                            62,200                  1,806,600
    Koninklijke Philips Electronics N.V. (Electronics)                173,043                  4,666,495
    Libertel N.V. (Cellular Phones)*                                  350,260                  2,355,023
    Unilever N.V. (Consumer Products)                                  90,200                  5,511,524
    VNU N.V. (Publishing)*                                            115,842                  3,804,935
                                                                                            ------------
                                                                                            $ 40,091,124
--------------------------------------------------------------------------------------------------------
  Singapore
    DBS Bank, Ltd. (Banks & Credit Cos.)                                  233               $      2,436
--------------------------------------------------------------------------------------------------------
  South Korea - 2.5%
    Korea Telecom Corp. (Telecommunications)*                         170,070               $  3,535,755
    Samsung Electronics (Electronics)                                  25,290                  3,771,664
    SK Telecom Ltd., ADR (Telecommunications)*                        117,500                  2,253,650
                                                                                            ------------
                                                                                            $  9,561,069
--------------------------------------------------------------------------------------------------------
  Spain - 3.4%
    Gas Natural SDG S.A. (Gas)                                        128,400               $  2,423,117
    Iberdrola S.A. (Utilities - Electric)                             663,120                  9,085,866
    Telefonica S.A. (Telecommunications)                              120,200                  1,395,752
                                                                                            ------------
                                                                                            $ 12,904,735
--------------------------------------------------------------------------------------------------------
  Sweden - 1.3%
    Saab AB, "B" (Aerospace)                                          511,961               $  4,740,471
--------------------------------------------------------------------------------------------------------
  Switzerland - 8.0%
    Leica Geosystems AG (Manufacturing) *                               6,280               $  1,600,024
    Novartis AG (Medical & Health Products)                           265,870                  9,698,573
    Syngenta AG (Chemicals)*                                          226,795                 11,862,516
    Synthes-Stratec, Inc. (Medical & Health Products)*##               10,625                  7,246,250
                                                                                            ------------
                                                                                            $ 30,407,363
--------------------------------------------------------------------------------------------------------
  United Kingdom - 15.4%
    BP Amoco PLC, ADR (Oils)                                          224,514               $ 11,423,272
    British Sky Broadcasting Group PLC (Broadcasting)*                103,140                  1,165,555
    CGNU PLC (Insurance)*                                             404,361                  5,981,229
    Diageo PLC (Food & Beverage Products)*                            559,962                  5,649,244
    HSBC Holdings PLC (Banks & Credit Cos.)*                          406,124                  4,728,027
    Matalan PLC (Apparel & Textiles)                                  586,160                  4,739,345
    NEXT PLC (Retail)                                                 192,168                  2,636,088
    Reckitt Benckiser PLC (Consumer Goods & Services)                 186,500                  2,837,181
    Reed International PLC (Publishing)                               838,820                  7,391,021
    Reuters Group PLC (Business Services)                             165,561                  1,867,351
    Vodafone Group PLC (Telecommunications)*                        5,129,238                 10,237,703
                                                                                            ------------
                                                                                            $ 58,656,016
--------------------------------------------------------------------------------------------------------
  Scotland - 2.0%
    Royal Bank of Scotland PLC (Banks & Credit Cos.)                  308,792               $  7,709,771
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $356,602,751
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.9%
  Advertising & Broadcasting - 0.4%
    Omnicom Group, Inc.                                                22,310               $  1,735,495
--------------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    AFLAC, Inc.                                                        69,700               $  1,918,144
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $  3,653,639
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $370,711,116)                                                $360,256,390
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.1%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 9/04/01                     $      649               $    648,800
    Citigroup Inc., due 9/04/01                                         4,549                  4,547,605
    General Electric Capital Corp., due 9/04/01                         7,150                  7,147,807
    Prudential Funding Corp., due 9/04/01                                 730                    729,776
    UBS Finance, Inc., due 9/04/01                                      9,900                  9,896,948
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 22,970,936
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $393,682,052)                                           $383,227,326

Other Assets, Less Liabilities - (0.9)%                                                       (3,336,851)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $379,890,475
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $393,682,052)            $383,227,326
  Investment of cash collateral for securities loaned, at
    identified cost and value                                        41,424,109
  Cash                                                                      200
  Receivable for investments sold                                    13,097,639
  Receivable for fund shares sold                                     2,217,400
  Interest and dividends receivable                                     564,384
  Other assets                                                               17
                                                                   ------------
      Total assets                                                 $440,531,075
                                                                   ------------
Liabilities:
  Payable for foreign currency, at value (identified
    cost, $1,372,344)                                              $  1,365,186
  Payable for investments purchased                                  17,362,161
  Payable for fund shares reacquired                                    468,678
  Collateral for securities loaned, at value                         41,424,109
  Payable to affiliates -
    Management fee                                                       10,426
    Distribution and service fee                                          5,863
    Reimbursement fee                                                     4,177
                                                                   ------------
      Total liabilities                                            $ 60,640,600
                                                                   ------------
Net assets                                                         $379,890,475
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $446,082,437
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (10,486,540)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (55,698,322)
  Accumulated net investment loss                                        (7,100)
                                                                   ------------
      Total                                                        $379,890,475
                                                                   ============
Shares of beneficial interest outstanding                           31,197,774
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $240,230,945 / 19,615,199 shares of
     beneficial interest outstanding)                                $12.25
                                                                     ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                      $13.00
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $82,134,630 / 6,821,628 shares of
     beneficial interest outstanding)                                $12.04
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $47,374,735 / 3,941,400 shares of
     beneficial interest outstanding)                                $12.02
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $10,150,165 / 819,547 shares of
     beneficial interest outstanding)                                $12.39
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $  4,770,006
    Interest                                                          1,030,577
    Foreign taxes withheld                                             (537,112)
                                                                   ------------
      Total investment income                                      $  5,263,471
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,076,319
    Trustees' compensation                                               25,903
    Shareholder servicing agent fee                                     307,634
    Distribution and service fee (Class A)                              630,038
    Distribution and service fee (Class B)                              748,509
    Distribution and service fee (Class C)                              427,042
    Administrative fee                                                   44,466
    Custodian fee                                                       538,740
    Printing                                                             60,165
    Postage                                                              73,306
    Auditing fees                                                        32,263
    Legal fees                                                            9,225
    Miscellaneous                                                       413,670
                                                                   ------------
      Total expenses                                               $  6,387,280
    Fees paid indirectly                                                (29,885)
    Reduction of expenses by investment adviser                        (244,950)
                                                                   ------------
      Net expenses                                                 $  6,112,445
                                                                   ------------
        Net investment loss                                        $   (848,974)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(54,374,562)
    Foreign currency transactions                                      (367,486)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(54,742,048)
                                                                   ------------
  Change in unrealized depreciation -
    Investments                                                    $(17,957,972)
    Translation of assets and liabilities in foreign currencies         (20,190)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(17,978,162)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(72,720,210)
                                                                   ------------
          Decrease in net assets from operations                   $(73,569,184)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                    2001                        2000
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                  $   (848,974)               $  1,567,869
  Net realized gain (loss) on investments and foreign
    currency transactions                                        (54,742,048)                  7,255,396
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         (17,978,162)                  4,878,724
                                                                ------------                ------------
    Increase (decrease) in net assets from operations           $(73,569,184)               $ 13,701,989
                                                                ------------                ------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $ (1,002,835)               $    (29,205)
  From net investment income (Class B)                              (192,336)                       --
  From net investment income (Class C)                              (139,260)                       --
  From net investment income (Class I)                               (67,033)                     (4,468)
  From net realized gain on investments and foreign
    currency transactions (Class A)                               (3,995,884)                   (622,589)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (1,667,861)                   (413,053)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 (910,494)                   (144,208)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 (227,589)                    (36,231)
  In excess of net investment income (Class A)                       (29,434)                       --
  In excess of net investment income (Class B)                        (5,645)                       --
  In excess of net investment income (Class C)                        (4,087)                       --
  In excess of net investment income (Class I)                        (1,967)                       --
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                 (778,838)                       --
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                 (325,083)                       --
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                 (177,465)                       --
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                  (44,359)                       --
                                                                ------------                ------------
    Total distributions declared to shareholders                $ (9,570,170)               $ (1,249,754)
                                                                ------------                ------------
Net increase in net assets from fund share transactions         $251,636,924                $166,568,540
                                                                ------------                ------------
      Total increase in net assets                              $168,497,570                $179,020,775
Net assets:
  At beginning of period                                         211,392,905                  32,372,130
                                                                ------------                ------------
At end of period (including accumulated net investment
  income (loss) of $(7,100) and $1,401,463, respectively)       $379,890,475                $211,392,905
                                                                ============                ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED AUGUST 31,               PERIOD ENDED
                                                          --------------------------------------------------    AUGUST 31,
                                                          2001            2000           1999           1998         1997*
--------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $16.19          $12.47         $10.24         $10.95        $10.00
                                                        ------          ------         ------         ------        ------
Income from investment operations# -
  Net investment income(S)                              $ --   +++      $ 0.30         $ 0.03         $ 0.03        $ 0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (3.44)           3.78           2.36           0.35          0.89
                                                        ------          ------         ------         ------        ------
    Total from investment operations                    $(3.44)         $ 4.08         $ 2.39         $ 0.38        $ 0.95
                                                        ------          ------         ------         ------        ------
Less distributions declared to shareholders -
  From net investment income                            $(0.09)         $(0.02)        $(0.01)        $(0.05)       $ --
  From net realized gain on investments and
    foreign currency transactions                        (0.34)          (0.34)         (0.15)         (1.04)         --
  In excess of net investment income                     (0.00)+++        --             --             --            --
  In excess of net realized gain on investments
    and foreign currency transactions                    (0.07)           --             --             --            --
                                                        ------          ------         ------         ------        ------
    Total distributions declared to shareholders        $(0.50)         $(0.36)        $(0.16)        $(1.09)       $ --
                                                        ------          ------         ------         ------        ------
Net asset value - end of period                         $12.25          $16.19         $12.47         $10.24        $10.95
                                                        ======          ======         ======         ======        ======
Total return(+)                                         (21.76)%         33.00%         23.53%          3.92%         9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.76%           1.77%          1.72%          1.76%         1.68%+
  Net investment income (loss)                           (0.02)%          1.91%          0.27%          0.28%         0.71%+
Portfolio turnover                                         131%            123%           136%            89%          137%
Net assets at end of period (000 Omitted)             $240,231        $109,310        $16,839         $3,741        $1,314

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. For the period ended August 31, 1997, the investment adviser agreed to maintain the expenses of the fund at not more than 1.75% of the fund's average daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the period ended August 31, 1997. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                    $(0.01)         $ 0.29         $(0.05)        $(0.19)       $(0.01)
        Ratios (to average net assets):
          Expenses##                                      1.84%           1.84%          2.45%          3.99%         3.31%+
          Net investment income (loss)                   (0.10)%          1.84%         (0.46)%        (1.94)%       (0.91)%+

  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,         PERIOD ENDED
                                                          --------------------------------------------------    AUGUST 31,
                                                                          2001            2000           1999        1998*
--------------------------------------------------------------------------------------------------------------------------
                                                                       CLASS B
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                                   $15.98         $12.37         $10.21        $ 9.93
                                                                        ------         ------         ------        ------
Income from investment operations# -
  Net investment income (loss)(S)                                       $(0.10)        $ 0.18         $(0.04)       $(0.03)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     (3.39)          3.77           2.35          0.31
                                                                        ------         ------         ------        ------
    Total from investment operations                                    $(3.49)        $ 3.95         $ 2.31        $ 0.28
                                                                        ------         ------         ------        ------
Less distributions declared to shareholders -
  From net investment income                                            $(0.04)        $ --           $(0.00)+++    $ --
  From net realized gain on investments and foreign
    currency transactions                                                (0.34)         (0.34)         (0.15)         --
  In excess of net investment income                                     (0.00)+++       --             --            --
  In excess of net realized gain on investments and foreign
    currency transactions                                                (0.07)          --             --            --
                                                                        ------         ------         ------        ------
    Total distributions declared to shareholders                        $(0.45)        $(0.34)        $(0.15)       $ --
                                                                        ------         ------         ------        ------
Net asset value - end of period                                         $12.04         $15.98         $12.37        $10.21
                                                                        ======         ======         ======        ======
Total return                                                            (22.27)%        32.14%         22.84%         2.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              2.41%          2.42%          2.37%         2.41%+
  Net investment income (loss)                                           (0.71)%         1.19%         (0.36)%       (0.29)%+
Portfolio turnover                                                         131%           123%           136%           89%
Net assets at end of period (000 Omitted)                               $82,135        $60,559        $10,683       $3,141

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                                    $(0.11)        $ 0.17         $(0.12)       $(0.24)
        Ratios (to average net assets):
          Expenses##                                                      2.49%          2.49%          3.10%         4.56%+
          Net investment income (loss)                                   (0.79)%         1.12%         (1.09)%       (2.43)%+
  * For the period from the inception of Class B shares, January 2, 1998, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED AUGUST 31,               PERIOD ENDED
                                                          --------------------------------------------------    AUGUST 31,
                                                                          2001            2000           1999        1998*
--------------------------------------------------------------------------------------------------------------------------
                                                                       CLASS C
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                                   $15.97         $12.36         $10.21        $ 9.93
                                                                        ------         ------         ------        ------
Income from investment operations# -
  Net investment income (loss)(S)                                       $(0.09)        $ 0.19         $(0.04)       $(0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                                     (3.40)          3.76           2.34          0.29
                                                                        ------         ------         ------        ------
    Total from investment operations                                    $(3.49)        $ 3.95         $ 2.30        $ 0.28
                                                                        ------         ------         ------        ------
Less distributions declared to shareholders -
  From net investment income                                            $(0.05)        $ --           $(0.00)+++    $ --
  From net realized gain on investments and foreign
    currency transactions                                                (0.34)         (0.34)         (0.15)         --
  In excess of net investment income                                     (0.00)+++       --             --            --
  In excess of net realized gain on investments and
    foreign currency transactions                                        (0.07)          --             --            --
                                                                        ------         ------         ------        ------
    Total distributions declared to shareholders                        $(0.46)        $(0.34)        $(0.15)       $ --
                                                                        ------         ------         ------        ------
Net asset value - end of period                                         $12.02         $15.97         $12.36        $10.21
                                                                        ======         ======         ======        ======
Total return                                                            (22.27)%        32.17%         22.74%         2.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              2.41%          2.42%          2.37%         2.40%+
  Net investment income (loss)                                           (0.70)%         1.28%         (0.33)%       (0.10)%+
Portfolio turnover                                                         131%           123%           136%           89%
Net assets at end of period (000 Omitted)                               $47,375        $31,126        $3,802        $  729

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                                    $(0.10)        $ 0.18         $(0.12)       $(0.22)
        Ratios (to average net assets):
          Expenses##                                                      2.49%          2.49%          3.10%         4.55%+
          Net investment income (loss)                                   (0.78)%         1.21%         (1.06)%       (2.24)%+

  * For the period from the inception of Class C shares, January 2, 1998, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED AUGUST 31,               PERIOD ENDED
                                                          --------------------------------------------------    AUGUST 31,
                                                          2001            2000           1999           1998         1997*
--------------------------------------------------------------------------------------------------------------------------
                                                       CLASS I
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $16.33          $12.55         $10.26         $10.95        $10.00
                                                        ------          ------         ------         ------        ------
Income from investment operations# -
  Net investment income(S)                              $ 0.03          $ 0.26         $ 0.05         $ 0.06        $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (3.46)           3.90           2.42           0.34          0.88
                                                        ------          ------         ------         ------        ------
    Total from investment operations                    $(3.43)         $ 4.16         $ 2.47         $ 0.40        $ 0.95
                                                        ------          ------         ------         ------        ------
Less distributions declared to shareholders -
  From net investment income                            $(0.10)         $(0.04)        $(0.02)        $(0.05)       $ --
  From net realized gain on investments and
    foreign currency transactions                        (0.34)          (0.34)         (0.16)         (1.04)         --
  In excess of net investment income                     (0.00)+++        --             --             --            --
  In excess of net realized gain on investments and
    foreign currency transactions                        (0.07)           --             --             --            --
                                                        ------          ------         ------         ------        ------
    Total distributions declared to shareholders        $(0.51)         $(0.38)        $(0.18)        $(1.09)       $ --
                                                        ------          ------         ------         ------        ------
Net asset value - end of period                         $12.39          $16.33         $12.55         $10.26        $10.95
                                                        ======          ======         ======         ======        ======
Total return                                            (21.49)%         33.61%         24.08%          4.13%         9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.41%           1.42%          1.37%          1.40%         1.68%+
  Net investment income                                   0.25%           1.66%          0.47%          0.53%         0.85%+
Portfolio turnover                                         131%            123%           136%            89%          137%
Net assets at end of period (000 Omitted)               $10,150         $10,398        $1,047         $1,199        $1,022

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. For the period ended August 31,
      1997, the investment adviser agreed to maintain the expenses of the fund at not more than 1.75% of the fund's average daily net assets. The investment adviser and shareholder servicing agent did not impose any of their fees for the period ended August 31, 1997. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                    $ 0.02          $ 0.25         $(0.03)        $(0.15)       $ --
        Ratios (to average net assets):
          Expenses##                                      1.49%           1.49%          2.10%          3.55%         2.81%+
          Net investment income (loss)                    0.17%           1.59%         (0.26)%        (1.61)%       (0.28)%+

  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2001, the value of securities loaned was $41,951,168. These loans were collateralized by U.S. Treasury securities of $2,776,859 and cash of $41,424,109 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                   SHARES            AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   41,424,109          $41,424,109

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $20,394 this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $9,491 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2001, accumulated net investment loss decreased by $883,008, accumulated net realized loss on investments and foreign currency transactions decreased by $369,471, and paid in capital decreased by $1,252,479 due to differences between book and tax accounting for foreign currency transactions and net investment losses. This change had no effect on the net assets or net asset value per share.

At August 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $4,216,806 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 2001, aggregate unreimbursed expenses amounted to $537,579.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $7,100 for the year ended August 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $204,988 for the year ended August 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $9,316 for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $117 and $1,023 for Class B and Class C shares, respectively, for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2001, were $5,176, $113,270, and $28,930 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $617,889,167 and $383,563,693, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $406,323,733
                                                                  ------------
Gross unrealized depreciation                                     $(38,853,902)
Gross unrealized appreciation                                       15,757,495
                                                                  ------------
    Net unrealized depreciation                                   $(23,096,407)
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        YEAR ENDED AUGUST 31, 2001          YEAR ENDED AUGUST 31, 2000
                                    ------------------------------       -----------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                          24,702,525      $ 343,486,000        9,762,714       $155,804,018
Shares issued to shareholders in
  reinvestment of distributions         381,435          5,443,084           38,629            584,112
Shares reacquired                   (12,218,586)      (170,068,571)      (4,401,882)       (70,876,231)
                                    -----------      -------------       ----------       ------------
    Net increase                     12,865,374      $ 178,860,513        5,399,461       $ 85,511,899
                                    ===========      =============       ==========       ============
Class B shares
                                        YEAR ENDED AUGUST 31, 2001          YEAR ENDED AUGUST 31, 2000
                                    ------------------------------       -----------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           4,118,216      $  56,836,492        3,651,628      $  57,652,124
Shares issued to shareholders in
  reinvestment of distributions         138,360          1,950,877           25,657            384,601
Shares reacquired                    (1,224,915)       (16,433,313)        (750,837)       (11,885,597)
                                    -----------      -------------       ----------       ------------
    Net increase                      3,031,661      $  42,354,056        2,926,448      $  46,151,128
                                    ===========      =============       ==========       ============
Class C shares
                                        YEAR ENDED AUGUST 31, 2001          YEAR ENDED AUGUST 31, 2000
                                    ------------------------------       -----------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           3,716,721      $  52,233,075        2,502,389      $  39,526,126
Shares issued to shareholders in
  reinvestment of distributions          79,448          1,117,827            9,306            139,302
Shares reacquired                    (1,804,202)       (25,476,040)        (869,909)       (13,671,152)
                                    -----------      -------------       ----------       ------------
    Net increase                      1,991,967      $  27,874,862        1,641,786      $  25,994,276
                                    ===========      =============       ==========       ============
Class I shares
                                        YEAR ENDED AUGUST 31, 2001          YEAR ENDED AUGUST 31, 2000
                                    ------------------------------       -----------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                             303,278       $  4,241,120        1,088,856      $  17,683,646
Shares issued to shareholders in
  reinvestment of distributions          23,636            340,358            2,675             40,695
Shares reacquired                      (143,984)        (2,033,985)        (538,370)        (8,813,104)
                                    -----------      -------------       ----------       ------------
    Net increase                        182,930       $  2,547,493          553,161       $  8,911,237
                                    ===========      =============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2001, was $3,547. The fund had no significant borrowings during the year.


              --------------------------------------------

 This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and Shareholders of
MFS Research International Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the Fund), including the schedule of portfolio investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 5, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   THE FUND HAS DESIGNATED $2,997,715 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2001.

   FOR THE YEAR ENDED AUGUST 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 0.46%.

   FOR THE YEAR ENDED AUGUST 31, 2001, INCOME FROM FOREIGN SOURCES WAS
   $4,681,876.

MFS(R)RESEARCH INTERNATIONAL FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - Principal, Robb                   State Street Bank and Trust Company
Associates (corporate financial consultants);
President, Benchmark Consulting Group, Inc.              AUDITORS
(office services)                                        Ernst & Young LLP

Arnold D. Scott* - Senior Executive Vice                 INVESTOR INFORMATION
President and Director, MFS Investment                   For information on MFS mutual funds, call your
Management                                               investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief                  business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management             (or leave a message anytime).

J. Dale Sherratt+ - President, Insight                   INVESTOR SERVICE MFS
Resources, Inc. (acquisition planning                    Service Center, Inc.
specialists)                                             P.O. Box 2281
                                                         Boston, MA 02107-9906
Ward Smith+ - Private Investor
                                                         For general information, call toll free:
INVESTMENT ADVISER                                       1-800-225-2606 any business day from 8 a.m. to
Massachusetts Financial Services Company                 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
DISTRIBUTOR                                              business day from 9 a.m. to 5 p.m. Eastern
MFS Fund Distributors, Inc.                              time. (To use this service, your phone must be
500 Boylston Street                                      equipped with a Telecommunications Device for
Boston, MA 02116-3741                                    the Deaf.)

CHAIRMAN AND PRESIDENT                                   For share prices, account balances, exchanges,
Jeffrey L. Shames*                                       or stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
DIRECTOR OF INTERNATIONAL EQUITY RESEARCH                touch-tone telephone.
David A. Antonelli*
                                                         WORLD WIDE WEB
TREASURER                                                www.mfs.com
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) RESEARCH INTERNATIONAL FUND                              -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                 MRI-2 10/01 49M 99/299/399/899